UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           October 17, 2006
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation or                              Number)
         organization)

       2855 Campus Drive, Suite 300, San Mateo, California 94403
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (650) 378-5200



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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 1.01   Entry into a Material Definitive Agreement

On October 13, 2006 the Company's Board of Directors approved certain changes to the Company's pension and retirement benefits programs, to be effective January 1, 2007. These changes are described in the press release issued by the Company on October 17, 2006, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

Among the changes approved was the adoption of a new supplemental retirement savings plan in which all employees who are subject to the Internal Revenue Code limitations on benefits available under qualified defined contribution plans, or who contribute to the Company's 2005 Deferred Compensation Plan for Executives, will be automatically enrolled. The new plan is intended to provide to participants the excess of (i) the benefits that would have been available under the Company's defined contribution plan if the Internal Revenue Code limitations did not apply and the participant did not participate in the 2005 Deferred Compensation Plan for Executives, over (ii) the benefits actually available to those participants under the Company's defined contribution plan.

The new supplemental retirement savings plan document will be prepared and submitted to the Company's Board of Directors for approval prior to the January 1, 2007 effective date.

Item 7.01   Regulation FD Disclosure

On October 17, 2006, the Company issued the press release attached as Exhibit
99.1 to this Form 8-K, which is incorporated by reference. The press release describes certain changes to the Company's pension and retirement benefits programs that the Company's Board of Directors approved on October 13, 2006. This Report and the Exhibit are furnished to, and not filed with, the Commission.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits


Exhibit No.         Description
-----------         ----------------------------------------
99.1                Press Release dated October 17, 2006.



                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Con-way Inc.
                        ------------
                        (Registrant)

October 17, 2006        /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        Senior Vice President,
                        General Counsel & Secretary